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                                                                    EXHIBIT 10.1


                       FEDERAL HOME LOAN BANK OF SEATTLE

                               SEATTLE WASHINGTON

                    ADVANCES, SECURITY AND DEPOSIT AGREEMENT

                                 March 29, 1991

         This Advances, Security and Deposit Agreement ("Agreement") is made as of the above date and is between the Federal Home Loan Bank of Seattle, including its successors ("Bank"), and Cowlitz Bank, including its successors("Member"). Except as to Members which have not signed prior Agreements, it renews, amends and restates prior contracts between the parties or their predecessors entitled "Advances Agreement, Pledge Agreement and Security Agreement" and "Deposit Account Resolution."

                                    RECITALS

         A. The Bank is authorized by the Federal Home Loan Bank Act, as amended, and related regulations and directives ("Act"), and by the Bank's own policies, to make loans to the Member ("Advances"). The Bank is also authorized to provide demand and time deposit accounts to the Member ("Accounts") and to perform additional services, all of which may create obligations from the Member to the Bank ("Other Obligations"). Other Obligations may include, without limitations, debts by reason of interest rate swap agreements, letters of credit, overdrafts, NOW accounts, settlements, and wire transfers.

         B. This Agreement, and related policies which are, from time to time, sent by the Bank to its Members, specifies the terms and conditions under which the Bank may make Advances available to the Member; open and use Accounts; and collateralize such Advances and other Obligations.

                                   AGREEMENTS

         1. Prior to or at the time of the execution and delivery of this Agreement, the Member has provided the Bank with a certified copy of a resolution adopted by the Member's Board of Directors or other governing body ("Resolution") approving this Agreement and authorizing designated officers or employees of the Member to obtain Advances, open and use Accounts, and incur Other Obligations. The Bank may rely upon, and the Member is estopped from denying, the authority of the persons designated in the Resolution.

         2. The Member may request Advances from the Bank by applying to the Bank in such form as it shall require.

         3. Each Advance shall be evidenced by a promissory note ("Note") or by another confirming document as required by the Bank. The applicable terms and conditions of this Agreement are




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incorporated therein as well as in other agreements, if any, that relate to
Other Obligations.

         4. On the first day of each month or at such other times that payments of principal and/or interest are due, the Member agrees to pay, or to authorize a charge to the Member's Account for the principal and/or interest that is due on each outstanding Advance, Note or Other Obligation. Interest shall be charged at the rate set forth in the Note or other instrument evidencing the Indebtedness. Delinquent principal and/or interest may bear interest, at the option of the Bank, equal to the Bank's then-current Flexible Balance advance rate.

         5. As collateral ("Security") for the payment of all Advances, Notes or Other Obligations (collectively, "Indebtedness") of the Member to the Bank, the Member hereby assigns, pledges and grants security interests to the Bank ("Security Interests") in the following: (a) its stock in the Bank; (b) its funds on deposit with the Bank; (c) its notes or other instruments representing obligations of third parties, including the proceeds thereof, and any related mortgages or deeds of trust ("Mortgages") securing any of them and/or any securities representing an interest in such Mortgages; (d) securities issued, insured or guaranteed by the United States government or by any agency thereof, (e) other real estate-related collateral; and (f) its instruments, accounts, general intangibles, inventory, equipment and other property in which a security interest can be granted by the Member to the Bank. Upon the withdrawal from membership in the Bank, and as the final part of the plan of liquidation of the Member's Indebtedness to the Bank, the stock of such Member may be redeemed and credited upon the Indebtedness of the Member, in whole or in part, for an amount equal to the par value of the stock which would otherwise be paid to the Member by the Bank.

         6. The Member agrees that it holds the Security for the benefit of, and subject to the direction and control of, the Bank; including, without limitation, the following: (a) Security and Security Interests shall include and extend to after-acquired Security; (b) the Member may use, commingle or dispose of all or part of the Security or proceeds thereof if, at all times it owns and maintains Security of the types and kinds specified by the Act and as required to meet the requirements thereof, free and clear of pledges, liens or other encumbrances of third parties, in such amount of the outstanding Indebtedness as may be specified by the Bank from time to time; (c) at its expense and as soon as possible upon demand by the Bank, the Member will assemble, segregate and/or deliver such portions of the Security as are directed by the Bank at or to a location designated by it; will allow the Bank to participate in such assembly, segregation or delivery and to verify or audit such Security, including, without limitation, access to the Member's premises and records for such purposes, and will protect and promptly disclose to the Bank any material change in value of the Security so assembled, segregated or delivered; (d) the Member promptly will make, execute and deliver to the Bank such





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assignments, listings, powers or other documents as the Bank may reasonably request concerning the Security; (e) at its expense, the Member promptly will provide to the Bank such reports, audits and confirmations regarding the Security as the Bank may reasonably request; and (f) the Member shall pay to the Bank any reasonable fees associated with the processing, control, and maintenance of such Security.

         7. Upon the occurrence or any one or more of the following events ("Default"), the Bank may, without notice, declare and thereby cause all Indebtedness of the Member to be due and payable immediately: (a) failure of the Member to make any payment due on any Indebtedness, or breach of or failure, to perform any other duty as provided herein or in any other agreement to which the Member and the Bank are parties; (b) any taking over of the Member or any of its assets by a supervising agency, or an application for or the appointment of a conservator, receiver, trustee or liquidator for it or any of its assets; (c) an adjudication of the Member's bankruptcy or insolvency; (d) an assignment by the Member for the benefit of creditors, a general transfer of its assets for any purpose or any other form of liquidation, merger, sale of assets or dissolution of or by the Member; (e) existence of facts indicating a representation, statement or warranty made or furnished to the Bank by or on behalf of the Member in connection with all or part of any Indebtedness or other transaction was or is false in any material respect; (f) damage, loss, sale or encumbrance of any of the Security except as permitted by this Agreement; (g) any levy, seizure, garnishment (as the debtor), execution, attachment or other process issued against the Member; (h) any event which results in acceleration of the maturity of any debt of the Member to others;
(i) good faith determination by the Bank that the Member's ability to repay any Indebtedness has become impaired or that a material adverse change has occurred in the financial condition of the Member from that disclosed to the Bank at the time of creation of any Indebtedness or subsequently; (j) any increase in the creditor liabilities of the Member, other than its liabilities to the Bank, to an amount exceeding five percent (5%) of the Member's net assets; (k) termination of the Member's membership in the Bank; or (l) good faith determination by the Bank that there is a reasonable possibility that the Indebtedness would not be paid in full from the proceeds of a liquidation of the Security if the Bank did not declare a Default.

         8. At any time after Default, the Member may not substitute Security without permission of the Bank,and the Bank shall have all of the rights and remedies of a secured party under the Act, the Uniform Commercial Code of the State of Washington and/or as otherwise provided by law, by this Agreement or by any other agreement between the parties ("Default Rights") including, without limitation, the Bank's right to take immediate possession of any or all Security wherever located and to dispose of the Security in accordance with applicable law. If any notice of disposition of Security is required by law, such notification shall be deemed reasonable, and properly given if mailed, postage prepaid, at least





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five calendar days before such disposition to the last address of the Member then appearing on the records of the Bank. The proceeds of any disposition of Security shall be applied in the following order to payment of: (a) all reasonable expenses incurred by or on behalf of the Bank for the collection, care, safekeeping, sale, foreclosure, delivery or other disposition of Security including, without limitation, insurance, commissions, guarantees, security valuation fees, expenses, costs and reasonable attorneys' fees incurred in connection therewith; (b) interest on all Indebtedness, whether due or accrued;
(c) the principal amount of all Indebtedness; (d) any secondarily secured debt of the Member to any third party who proves its subordinate security interest in the Security to the reasonable satisfaction of the Bank; and (e) any remainder to the Member. If there is a deficiency, the Member shall be liable to the Bank therefor. No delay by the Bank in the exercise of its Default Rights shall operate as a waiver, and a waiver of any specific Default Right shall not constitute a waiver of any other Default Right not specifically waived. The Member hereby irrevocably appoints the Bank and/or its designee as its true and lawful attorney in fact to deal in any manner with the Security in the event of a Default.

         9. The Member may open Accounts with the Bank subject to the Regulations of the Bank. Any Member's funds deposited in Accounts shall be subject to withdrawal or charge at any time and from time to time upon checks, wire transfers, or any other orders for the payment of money when made and drawn on behalf of the Member by a person or persons authorized by the Member on a signature card or cards. The Bank is authorized to pay any such checks, wire transfers, or other orders, provided they are in the form prescribed by it, and to charge the Member's Accounts therefor, without inquiry as to the circumstances of issue or the disposition of the proceeds, even if drawn to the individual order of an authorized person or payable to others for his account.

         10. The Bank, if it acts in good faith and with ordinary care (and without liability if it does so act), can charge the Accounts with orders received by the Bank from any person acting for or purporting to act for the Member by telephone, or otherwise orally, for the transfer of funds to others, including the person giving such instructions, or payable to others for his account, or between Accounts of the Member. All authorized Bank charges and fees will be charged monthly to such Accounts.

         11. Unless otherwise provided, all checks, drafts, money orders or other negotiable items or withdrawal clearing through the Accounts shall be truncated. Original items will be retained by the Bank or its designee for a period of ninety (90) days. At any time, the Member may request a photostatic copy of any item processed within the past seven years, and the Bank or its designee will furnish such copy as soon thereafter as is reasonably possible.





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         12.  The Member shall maintain a net positive collected balance in all of its Accounts. The Bank shall have the option of closing or restricting the use of Accounts in which positive balances are not maintained. For each day the aggregate collected balance of an Account is negative, the Member shall pay such charges as are consistent with the Bank's published schedules.

         13. The Member agrees to provide to the Bank, within five days after a request, its business plans and other financial data. In connection with, and as an extension of, any other informational rights of the Bank relating to examination of the Member by a supervising agency and reports relating thereto, the Member agrees that all Security shall always be subject to audit and verification, at the Member's expense, by or on behalf of the Bank and that the Bank shall have access to the Member's premises and records for that purpose.

         14. If the services of an attorney, either with or without suit, are engaged by the Bank in connection with any Default or any dispute relating to this Agreement, the Member agrees to pay the Bank's reasonable attorneys' fees, expenses and costs incurred in connection therewith.

         15. This Agreement shall be construed and enforced according to the laws of the State of Washington and the Act. If any provision hereof is inconsistent with the Act, this Agreement shall be deemed amended to the end that such provision is not in conflict with the Act. In the event any such provision cannot be so amended and is found to be contrary to law, the balance of this Agreement shall remain in full force and effect if so elected by the Bank.

         16. This Agreement shall continue until terminated by written notice from one party to the other, provided that this Agreement shall remain applicable to all then outstanding Indebtedness and duties of the Member and to the documents relating thereto.


  Cowlitz Bank
--------------------------------------
  (Name of Member)

By   Charles W. Jarrett  President and Chief Executive Officer
  ------------------------------------------------------------
         (Name)                            (Title)

  /s/
     ----------------------------------
         (Signature)

Its Chief Executive Officer                Date: March 29, 1991
    ------------------------------------         --------------
         (Title)

and

By       Donna Gardner            Cashier and Operations Manager
    -----------------------       -------------------------------
         (Name)                   (Title)





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  /s/
     ---------------------------------
         (Signature)

Its      Cashier and Operations            Date: March 29, 1991
         Manager                                 --------------
      ---------------------------------
         (Title)

FEDERAL HOME LOAN BANK OF SEATTLE

By
  --------------------------------------
         (Name)           (Title)


----------------------------------------
         (Signature)

Its                                  Date:            , 199
   ----------------------------------     -------------    --
         (Title)





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